                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                    CHAPTER 11
  THE MIIX GROUP, INC., ET. AL.           CASE NO:        04-13588 (MFW)
    DEBTORS.                                              (JOINTLY ADMINISTERED)

                            MONTHLY OPERATING REPORT
               FOR THE PERIOD: JUNE 1, 2005 THROUGH JUNE 30, 2005

 File with Court and submit copy to United States Trustee within 20 days after end of month

                                                                                   DOCUMENT   EXPLANATION
                       REQUIRED DOCUMENTS                              FORM NO.    ATTACHED     ATTACHED
------------------------------------------------------------------   -----------   --------   -----------
Schedule of Cash Receipts and Disbursements                          MOR-1            X
  Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT)     X
  Copies of bank statements                                                           X
  Cash disbursements journals                                                         X
Statement of Operations                                              MOR-2            X
Balance Sheet                                                        MOR-3            X
Status of Post-Petition Taxes                                        MOR-4            X
  Copies of IRS Form 6123 or payment receipt                                                     X
  Copies of tax returns filed during reporting period                                 X
Summary of Unpaid Postpetition Debts                                 MOR-4            X
  Listing of aged accounts payable                                                               X
Accounts Receivable Reconciliation and Aging                         MOR-5            X
Debtor Questionnaire                                                 MOR-5            X

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND ATTACHED DOCUMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

___________________________________________     ________________________________
SIGNATURE OF AUTHORIZED INDIVIDUAL*             DATE

___________________________________________     ________________________________
PRINTED NAME OF AUTHORIZED INDIVIDUAL           TITLE OF AUTHORIZED INDIVIDUAL

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                    CHAPTER 11
  THE MIIX GROUP, INC., ET. AL.           CASE NO:        04-13588 (MFW)
    DEBTORS.                                              (JOINTLY ADMINISTERED)

                        EXPLANATION TO COVER SHEET ITEMS

Pursuant to the Debtors' discussion with representatives from the Office of the US Trustee on January 28, 2005, only those items marked with "X" under the "Document Attached" column on the cover sheet are required submissions for the monthly operating report.

In addition, per the request of the Office of the US Trustee, a summary of intercompany activity will been added as a supplement to this monthly operating report, when applicable.

Refer to the Exhibits section of this report for the following information:

       Exhibit A: Intercompany activity summaries
       Exhibit B: Cash disbursements journals
       Exhibit C: Bank statements and reconciliations

                              THE MIIX GROUP, INC.                         MOR-1
                            CASE NO. 04-13588 (MFW)

ACTUAL WEEKLY CASH FLOWS
JUNE 2005

                                                                                          JUN-05
                                        30-MAY     6-JUN    13-JUN    20-JUN    27-JUN   ACTUALS
                                       --------  --------  --------  --------  --------  --------
Week Beginning
Beginning cash balance                 $ 92,185  $ 92,185  $ 92,185  $ 92,185  $ 92,185  $ 92,185

Income
  Advantage MSA Payments                      -         -         -         -         -         -
  MIIX in Rehab Payroll funding / MSA         -         -         -         -         -         -
  Miscellaneous receipts                      -         -         -         -         -         -
  Sale proceeds - certain assets              -         -         -         -         -         -
  Law RE Dividend                             -         -         -         -         -         -
                                       --------  --------  --------  --------  --------  --------
  Total cash                                  -         -         -         -         -         -

Expenses
  Allocated portion of mgmt. Salaries         -         -         -         -         -         -
  Advantage Payroll                           -         -         -         -         -         -
  MIIX in Rehab Payroll                       -         -         -         -         -         -
  Current Severance commitments               -         -         -         -         -         -
  Allocation of finance salaries              -         -         -         -         -         -
                                       --------  --------  --------  --------  --------  --------
  Total Salaries                              -         -         -         -         -         -

  Benefits @ 30%                              -         -         -         -         -         -

  Legal
    DBR                                       -         -         -         -         -         -
    Other                                     -         -         -         -         -         -
    Traxi                                     -         -         -         -         -         -
    US Trustee fee                            -         -         -         -         -         -

  Overhead Costs                              -         -         -         -         -         -
  Settlement with MIIX Insurance              -         -         -         -         -         -
  D&O Renewal                                 -         -         -         -         -         -
  SEC complinace costs                        -         -         -         -         -         -
  SSG                                         -         -         -         -         -         -
  Advertising                                 -         -         -         -         -         -
  Consulting                                  -         -         -         -         -         -
  Tax services                                -         -         -         -         -         -
  Information System Costs                    -         -         -         -         -         -

                                       --------  --------  --------  --------  --------  --------
  Total expenses                              -         -         -         -         -         -

                                       --------  --------  --------  --------  --------  --------
  Change in cash                              -         -         -         -         -         -
                                       ========  ========  ========  ========  ========  ========
Ending Cash Balance                    $ 92,185  $ 92,185  $ 92,185  $ 92,185  $ 92,185  $ 92,185
                                       ========  ========  ========  ========  ========  ========

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                  NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.              MOR-1
                         CASE NO. 04-13589 (MFW)

ACTUAL WEEKLY CASH FLOWS
JUNE 2005

                                                                                                                JUN-05
                                          30-MAY        6-JUN         13-JUN        20-JUN       27-JUN        ACTUALS
                                       -----------   -----------   -----------   -----------   -----------   -----------
Week Beginning
Beginning cash balance                 $ 2,424,222   $ 2,049,876   $ 2,051,066   $ 1,938,239   $ 1,903,234   $ 2,424,222

Income
  Advantage MSA Payments                         -             -             -             -             -             -
  MIIX in Rehab Payroll funding / MSA            -             -             -             -             -             -
  Miscellaneous receipts                         -         1,866             -             -           155         2,020
  Sale proceeds - certain assets                 -             -             -             -             -             -
  Law RE Dividend                                -             -             -             -             -             -
                                       -----------   -----------   -----------   -----------   -----------   -----------
  Total cash                                     -         1,866             -             -           155         2,020

Expenses
  Allocated portion of mgmt. Salaries            -             -             -             -             -             -
  Advantage Payroll (1)                          -             -             -             -             -             -
  MIIX in Rehab Payroll                          -             -             -             -             -             -
  Current Severance commitments                  -             -             -             -             -             -
  Allocation of finance salaries                 -             -             -             -             -             -
                                       -----------   -----------   -----------   -----------   -----------   -----------
  Total Salaries                                 -             -             -             -             -             -

  Benefits @ 30%                                 -             -             -             -             -             -

  Legal
    DBR                                    196,071             -             -             -             -       196,071
    Other                                        -             -             -        29,427             -        29,427
    Traxi                                        -             -        21,703             -             -        21,703
    US Trustee fee                               -             -             -             -             -             -

  Overhead Costs                            56,448           676           100         5,578            14        62,815
  Settlement with MIIX Insurance           121,828             -             -             -             -       121,828
  D&O Renewal                                    -             -        91,024             -             -        91,024
  SEC complinace costs                           -             -             -             -             -             -
  SSG                                            -             -             -             -             -             -
  Advertising                                    -             -             -             -             -             -
  Consulting                                     -             -             -             -             -             -
  Tax services                                   -             -             -             -             -             -
  Information System Costs                       -             -             -             -             -             -

                                       -----------   -----------   -----------   -----------   -----------   -----------
  Total expenses                           374,347           676       112,827        35,005            14       522,867

                                       -----------   -----------   -----------   -----------   -----------   -----------
  Change in cash                          (374,347)        1,190      (112,827)      (35,005)          141      (520,847)
                                       ===========   ===========   ===========   ===========   ===========   ===========
Ending Cash Balance                    $ 2,049,876   $ 2,051,066   $ 1,938,239   $ 1,903,234   $ 1,903,375   $ 1,903,375
                                       ===========   ===========   ===========   ===========   ===========   ===========

Please note: No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-1

MIIX GROUP & NJSMU
ACTUAL VS. PROJECTED CASH FLOW ANALYSIS

                                                    MIIX GROUP                              NJSMU
                                                12/20/04 - 6/30/05                    12/20/04 - 6/30/05
                                        ----------------------------------   --------------------------------------
                                         ACTUAL     PROJECTED*   VARIANCE      ACTUAL     PROJECTED*      VARIANCE
                                        ---------   ----------   ---------   -----------  -----------   -----------
Beginning cash balance                  $ 200,077   $  197,773   $   2,304   $ 1,026,276  $   994,211   $    32,065

Income
  Advantage MSA Payments                        -            -           -     1,881,332    2,155,717      (274,385)
  MIIX in Rehab Payroll funding / MSA           -            -           -       100,000      117,000       (17,000)
  Miscellaneous receipts                   43,889            -      43,889       371,051            -       371,051
  Sale proceeds - certain assets                -            -           -     1,014,511            -     1,014,511
  Law RE Dividend                               -            -           -       380,000      400,000       (20,000)
                                        ---------   ----------   ---------   -----------  -----------   -----------
  Total cash                               43,889            -      43,889     3,746,894    2,672,717     1,074,176

Expenses
  Allocated portion of mgmt. Salaries           -       43,721     (43,721)            -       40,000       (40,000)
  Advantage Payroll                             -            -           -     1,424,884    1,195,740       229,144
  MIIX in Rehab Payroll                         -            -           -             -       90,000       (90,000)
  Current Severance commitments                 -            -           -             -            -             -
  Allocation of finance salaries                -            -           -             -       34,973       (34,973)
                                        ---------   ----------   ---------   -----------  -----------   -----------
  Total Salaries                                -       43,721     (43,721)    1,424,884    1,360,713        64,171

  Benefits @ 30%                                -       13,116     (13,116)            -      408,214      (408,214)

  Legal
    DBR                                         -            -           -       196,071      360,000      (163,929)
    Other                                       -       60,000     (60,000)      163,614       40,000       123,614
    Traxi                                       -            -           -       132,605      107,980        24,625
    US Trustee fee                            250          750        (500)        5,250        5,000           250

  Overhead Costs                           43,888       13,762      30,126       702,777    1,078,910      (376,133)
  Settlement with MIIX Insurance                -            -           -       121,828      334,000      (212,172)
  D&O Renewal                              90,753       90,753           -        91,024            -        91,024
  SEC complinace costs                          -       15,000     (15,000)            -            -             -
  SSG                                           -            -           -             -            -             -
  Advertising                               8,425            -       8,425             -            -             -
  Consulting                                8,465            -       8,465             -            -             -
  Tax services                                  -            -           -             -            -             -
  Information System Costs                      -            -           -        31,742      102,000       (70,258)
                                        ---------   ----------   ---------   -----------  -----------   -----------
  Total expenses                          151,781      237,103     (85,322)    2,869,795    3,796,816      (927,022)

                                        ---------   ----------   ---------   -----------  -----------   -----------
  Change in cash                         (107,892)    (237,103)    129,211       877,099   (1,124,099)    2,001,198
                                        ---------   ----------   ---------   -----------  -----------   -----------
Ending Cash Balance                     $  92,185   $  (39,330)  $ 131,515   $ 1,903,375  $  (129,888)  $ 2,033,263
                                        =========   ==========   =========   ===========  ===========   ===========

                                                TOTAL - COMBINED DEBTORS
                                                   12/20/04 - 6/30/05
                                        ---------------------------------------
                                           ACTUAL     PROJECTED*     VARIANCE
                                        -----------   -----------   -----------
Beginning cash balance                  $ 1,226,353   $ 1,191,984   $    34,369

Income
  Advantage MSA Payments                  1,881,332     2,155,717      (274,385)
  MIIX in Rehab Payroll funding / MSA       100,000       117,000       (17,000)
  Miscellaneous receipts                    414,940             -       414,940
  Sale proceeds - certain assets          1,014,511             -     1,014,511
  Law RE Dividend                           380,000       400,000       (20,000)
                                        -----------   -----------   -----------
  Total cash                              3,790,783     2,672,717     1,118,065

Expenses
  Allocated portion of mgmt. Salaries             -        83,721       (83,721)
  Advantage Payroll                       1,424,884     1,195,740       229,144
  MIIX in Rehab Payroll                           -        90,000       (90,000)
  Current Severance commitments                   -             -             -
  Allocation of finance salaries                  -        34,973       (34,973)
                                        -----------   -----------   -----------
  Total Salaries                          1,424,884     1,404,434        20,450

  Benefits @ 30%                                  -       421,330      (421,330)

  Legal
    DBR                                     196,071       360,000      (163,929)
    Other                                   163,614       100,000        63,614
    Traxi                                   132,605       107,980        24,625
    US Trustee fee                            5,500         5,750          (250)

  Overhead Costs                            746,665     1,092,672      (346,007)
  Settlement with MIIX Insurance            121,828       334,000      (212,172)
  D&O Renewal                               181,777        90,753        91,024
  SEC complinace costs                            -        15,000       (15,000)
  SSG                                             -             -             -
  Advertising                                 8,425             -         8,425
  Consulting                                  8,465             -         8,465
  Tax services                                    -             -             -
  Information System Costs                   31,742       102,000       (70,258)
                                        -----------   -----------   -----------
  Total expenses                          3,021,576     4,033,919    (1,012,343)

                                        -----------   -----------   -----------
  Change in cash                            769,207    (1,361,201)    2,130,409
                                        -----------   -----------   -----------
Ending Cash Balance                     $ 1,995,560   $  (169,218)  $ 2,164,778
                                        ===========   ===========   ===========

[*] No cash flow projections were prepared for the post-Close period (subsequent to April 15, 2005).

                                                                           MOR-2

IN RE:                                  CHAPTER 11
  THE MIIX GROUP, INC.                  CASE NO:                  04-13588 (MFW)
         DEBTORS.

                             INCOME STATEMENTS FOR THE PERIODS
                             ---------------------------------
                             06/01/05 TO           12/21/04 TO
                              06/30/05              06/30/05
                             -----------           -----------
                             (Unaudited)           (Unaudited)
Net investment income        $         -           $     8,293
                             -----------           -----------

Total revenue                          -                 8,293
                             -----------           -----------

Expenses:
 Salary, benefits and taxes            -                93,318
 Insurance                             -               203,738
 Professional services                 -                44,090
 Other expenses                        -                34,325
                             -----------           -----------

Total expenses                         -               375,471
                             -----------           -----------

Loss before income taxes               -              (367,178)

Federal income tax benefit             -                     -
                             -----------           -----------

Net loss                     $         -           $  (367,178)
                             ===========           ===========

                                                                           MOR-2

IN RE:                                     CHAPTER 11
  NEW JERSEY STATE MEDICAL UNDERWRITERS    CASE NO:               04-13589 (MFW)
         DEBTORS.

                                              INCOME STATEMENTS FOR THE PERIODS
                                              ---------------------------------
                                              06/01/05 TO           12/21/04 TO
                                                06/30/05              06/30/05
                                              -----------           -----------
                                              (Unaudited)           (Unaudited)
MDAdvantage management service agreement      $         -           $ 1,472,029
Dividends received from subsidiary                      -               380,000
Gain on Sale of Assets                                  -               746,345
Other income                                        2,020               212,591
                                              -----------           -----------

Total revenue                                       2,020             2,810,965
                                              -----------           -----------

Expenses:
  Salary, benefits and taxes                            -               (65,189)
  Insurance                                        92,908               136,564
  Professional services                           252,201               647,137
  MDAdvantage management service agreement              -             1,472,029
  Goodwill writeoff                                     -             1,000,000
  Other expenses                                    8,861               158,199
                                              -----------           -----------

Total expenses                                    353,971             3,348,740
                                              -----------           -----------

Income before federal income taxes               (351,950)             (537,776)

State and Federal income tax benefit                    -              (163,374)

                                              -----------           -----------
Net income                                    $  (351,950)          $  (374,402)
                                              ===========           ===========

                                                                           MOR-3

IN RE:                                     CHAPTER 11
  THE MIIX GROUP, INC.                        CASE NO: 04-13588 (MFW)
       DEBTORS.

                                     BALANCE SHEET
                                         AS OF
                                       06/30/2005
                                    ---------------
                                      (Unaudited)
Assets
 Investments in subsidiaries        $     7,675,945
 Cash & short term investments               92,185
 Other assets                               679,911
                                    ---------------

Total Assets                              8,448,041
                                    ===============

Liabilities & Equity
 Liabilities Subject to Compromise        8,886,290
 Intercompany payable                        35,050
 Other accrued expenses                      16,148
                                    ---------------

Total Liabilities                         8,937,488

Equity                                     (489,447)
                                    ---------------

Total Liabilities & Equity          $     8,448,041
                                    ===============

                                                                           MOR-3

IN RE:                                          CHAPTER 11
  NEW JERSEY STATE MEDICAL UNDERWRITERS         CASE NO: 04-13589 (MFW)
        DEBTORS.

                                                BALANCE SHEET
                                                    AS OF
                                                 06/30/2005
                                               ---------------
                                                 (Unaudited)
Assets
 Investments in subsidiaries                   $     2,412,774
 Cash & short term investments                       1,777,083
 Intercompany receivables                            8,968,057
 Receivable from MIIX Insurance Co. in Rehab.          225,357
 Receivable from MDAdvantage                           161,074
 Prepaid expenses                                       20,768
 Goodwill, net                                               -
 Furniture & equipment                                       -
 Miscellaneous assets                                  342,026
                                               ---------------

Total Assets                                   $    13,907,139
                                               ===============

Liabilities & Equity
 Deferred gain                                 $     1,500,000
 Liabilities subject to compromise                   3,688,348
 Accrued expenses                                      181,927
 Accrued pension liability                             851,874
 Other liabilities                                       9,045
                                               ---------------

Total Liabilities                                    6,231,194

Equity                                               7,675,945
                                               ---------------

Total Liabilities & Equity                     $    13,907,139
                                               ===============

                                                                           MOR-4

IN RE:                                       CHAPTER 11
  THE MIIX GROUP, INC.                       CASE NO: 04-13588 (MFW)
       DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                 BEGINNING      AMOUNT                               ENDING
                                    TAX        WITHHELD   AMOUNT  DATE  CHECK NO.     TAX
                                 LIABILITY    OR ACCRUED   PAID   PAID   OR EFT     LIABILITY
                                -----------   ----------  ------  ----  --------   -----------
FEDERAL
  Withholding                   $         -   $        -  $    -                   $         -
  FICA - Employee               $         -   $        -  $    -                   $         -
  FICA - Employer               $         -   $        -  $    -                   $         -
  Unemployment                  $         -   $        -  $    -                   $         -
  Income                        $         -   $        -  $    -                   $         -
  Other:                        $         -   $        -  $    -                   $         -
                                ===========   ==========  ======                   ===========
    Total Federal Taxes         $         -   $        -  $    -                   $         -

STATE & LOCAL
  Withholding                   $         -   $        -  $    -                   $         -
  Sales                         $         -   $        -  $    -                   $         -
  Excise                        $         -   $        -  $    -                   $         -
  Unemployment                  $         -   $        -  $    -                   $         -
  Real Property                 $         -   $        -  $    -                   $         -
  Personal Property             $         -   $        -  $    -                   $         -
  Other: Income                 $ (2,000.00)  $        -  $    -                   $ (2,000.00)
                                ===========   ==========  ======                   ===========
    Total State & Local Taxes   $ (2,000.00)  $        -  $    -                   $ (2,000.00)
                                ===========   ==========  ======                   ===========
TOTAL TAXES                     $ (2,000.00)  $        -  $    -                   $ (2,000.00)

                                                                           MOR-4

IN RE:                                             CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS           CASE NO: 04-13589 (MFW)
          DEBTORS.

                          STATUS OF POSTPETITION TAXES

                                 BEGINNING      AMOUNT                               ENDING
                                    TAX        WITHHELD   AMOUNT  DATE  CHECK NO.     TAX
                                 LIABILITY    OR ACCRUED   PAID   PAID   OR EFT     LIABILITY
                                -----------   ----------  ------  ----  --------   -----------
FEDERAL
  Withholding                   $         -   $        -  $    -                   $         -
  FICA - Employee               $         -   $        -  $    -                   $         -
  FICA - Employer               $         -   $        -  $    -                   $         -
  Unemployment                  $         -   $        -  $    -                   $         -
  Income                        $         -   $        -  $    -                   $         -
  Other:                        $         -   $        -  $    -                   $         -
                                ===========   ==========  ======                   ===========
    Total Federal Taxes         $         -   $        -  $    -                   $         -

STATE & LOCAL
  Withholding                   $         -   $        -  $    -                   $         -
  Sales/Use                     $  7,883.00   $        -  $    -                   $  7,883.00
  Excise                        $         -   $        -  $    -                   $         -
  Unemployment/SDI              $         -   $        -  $    -                   $         -
  Real Property                 $         -   $        -  $    -                   $         -
  Personal Property             $         -   $        -  $    -                   $         -
  Other: Escheat                $  1,506.00   $        -  $    -                   $  1,506.00
                                ===========   ==========  ======                   ===========
    Total State & Local Taxes   $  9,389.00   $        -  $    -                   $  9,389.00
                                ===========   ==========  ======                   ===========
TOTAL TAXES                     $  9,389.00   $        -  $    -                   $  9,389.00

                                                                           MOR-4

IN RE:                                      CHAPTER 11
  THE MIIX GROUP, INC.                      CASE NO: 04-13588 (MFW)
        DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                              AS OF JUNE 30, 2005

                                        POST-PETITION
              VENDOR                     AMOUNTS DUE
-------------------------------------   -------------
SaiberSchlesinger Satz & Goldstein      $    2,250.00
SaiberSchlesinger Satz & Goldstein           1,197.50
Wilmer Cutler Pickering Hale And Door        8,899.85
Wilmer Cutler Pickering Hale And Door        3,329.60
                                        -------------
  Total                                 $   15,676.95
                                        =============

                                                                           MOR-4

IN RE:                                         CHAPTER 11
  NEW JERSEY STATE MEDICAL UNDERWRITERS        CASE NO: 04-13589 (MFW)
         DEBTORS.

                      SUMMARY OF POSTPETITION UNPAID DEBTS
                              AS OF JUNE 30, 2005

                                        POST-PETITION
              VENDOR                     AMOUNTS DUE
-------------------------------------   -------------
Hewlett-Packard                         $    1,399.20
Iron Mountain                                  857.90
PBCC                                           501.98
SaiberSchlesinger Satz & Goldstein             360.00
Sunguard Recovery Services                   3,238.00
Systems Union                               23,106.72
Systems Union                                  468.76
                                        -------------
 Total                                  $   29,932.56
                                        =============

IN RE:                                        CHAPTER 11
  THE MIIX GROUP, INC.                        CASE NO: 04-13588 (MFW)
       DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              AS OF JUNE 30, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                    AMOUNT
------------------------------------------------------------------    ------
Total Accounts Receivable at the beginning of the reporting period    $    -

+ Amounts billed during the period                                    $    -

- Amounts collected during the period                                 $    -

Total Accounts Receivable at the end of the reporting period          $    -

ACCOUNTS RECEIVABLE AGING                     AMOUNT
------------------------------------------    ------
0 - 30 days old                               $    -

31 - 60 days old                              $    -

61 - 90 days old                              $    -

91+ days old                                  $    -

Total Accounts Receivable                     $    -

Amount considered uncollectible (Bad Debt)    $    -

Accounts Receivable (Net)                     $    -

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                    YES   NO
----------------------------------------------------------------------------    ---   ---
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period? If yes, provide an explanation below.      X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
      below.                                                                           X

3.    Have all postpetition tax returns been timely filed? If no, provide an
      explanation below.                                                               X

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an explanation below.                  X

Explanation 1: A sale of certain assets of New Jersey State Medical Underwriters, according to the filed Asset Purchase Agreement, was closed on April 15, 2005. The buyer of these assets was MD Advantage, Inc.

Explanation 3.: Post-petition tax returns are in the process of being prepared.

                                                                      FORM MOR-5
                                                                      (9/99)

IN RE:                                                  CHAPTER 11
   NEW JERSEY STATE MEDICAL UNDERWRITERS                CASE NO: 04-13589 (MFW)
        DEBTORS.

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                               AS OF JUNE 30, 2005

ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
------------------------------------------------------------------   -----------
Total Accounts Receivable at the beginning of the reporting period   $ 9,354,488

+ Amounts billed during the period                                   $         -

- Amounts collected during the period                                $         -

- Intercompany writedowns                                            $         -
                                                                     -----------
Total Accounts Receivable at the end of the reporting period         $ 9,354,488
                                                                     -----------

ACCOUNTS RECEIVABLE AGING                        AMOUNT
------------------------------------------    -----------
0 - 30 days old                               $         -

31 - 60 days old                              $   171,628

61 - 90 days old                              $   176,135

91+ days old                                  $ 9,006,725

Total Accounts Receivable                     $ 9,354,488

Amount considered uncollectible (Bad Debt)    $         -
                                              -----------
Accounts Receivable (Net)                     $ 9,354,488
                                              -----------

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                      YES   NO
-------------------------------------------------------------------------------   ---   ---
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period? If yes, provide an explanation below.        X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
      below.                                                                             X

3.    Have all postpetition tax returns been timely filed? If no, provide an
      explanation below.                                                                 X

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an explanation below.                    X

Explanation 1: A sale of certain assets of New Jersey State Medical Underwriters, according to the filed Asset Purchase Agreement, was closed on April 15, 2005. The buyer of these assets was MD Advantage, Inc.

Explanation 3.: Post-petition tax returns are in the process of being prepared.

                                                                      FORM MOR-5
                                                                      (9/99)